SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 10, 2001
                                                           -------------



                              GERALD STEVENS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



            Florida                 0-05531                     65-0971499
       ----------------      ----------------------          ---------------
       (State or other          (Commission File              (IRS Employer
        jurisdiction of             Number)                   dentification No.)
        incorporation)



                1800 Eller Drive, Fort Lauderdale, Florida 33316
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: 954/627-1000

Item 5.  Other Events
         ------------

(a) As previously announced, on April 23, 2001, Gerald Stevens, Inc. filed voluntary petitions for itself and certain of its subsidiaries (the "Debtors") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court in Miami, Florida (the "Chapter 11 Cases"). The Chapter 11 Cases have been substantively consolidated, and the cases are being administered jointly. The Debtors continue to operate the business and manage their property as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

         On July 20, 2001, the Debtors submitted to the Bankruptcy Court their Monthly Financial Report for Business (the "Report") for the period beginning June 1, 2001 and ending June 30, 2001, and for the period beginning April 23, 2001 and ending June 30, 2001. A copy of the Report (excluding attachments filed with the Report) is attached hereto as Exhibit 99.1 and the Report is incorporated herein by reference.

(b) On July 10, 2001, we sold substantially all of the assets and liabilities of our Florafax wire service business unit to Teleflora LLC for $10.71 million in cash and the assumption of certain liabilities. We are filing the press release relating to the sale, dated July 10, 2001, as Exhibit 99.2 to this Report and the press release is incorporated herein by reference.

(c) Based on our pre-petition secured and unsecured debt levels, our current post-petition debt levels, our expected additional post-petition debt requirements, and the legal priorities in bankruptcy, we believe that any reorganization or liquidation will result in no value remaining from the bankruptcy estate for holders of our common stock.


Item 7.  Financial Statements, Pro Forma Financial Statements, and Exhibits
         ------------------------------------------------------------------

         (c)      Exhibits.

                  Exhibit No.                        Description
                  -----------                        -----------

                  99.1                               Monthly Financial Report For Business (excluding
                                                     attachments) for the period beginning June 1, 2001 and
                                                     ending June 30, 2001, and for the period beginning April
                                                     23, 2001 and ending June 30, 2001

                  99.2                               Press release dated July 10, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                  GERALD STEVENS, INC.
                                           ---------------------------------
                                                     (Registrant)



                                           By       /s/ WAYNE MOOR
                                              --------------------
                                                    Wayne Moor
                                                    Senior Vice President and
                                                      Chief Financial Officer
Dated: July 24, 2001

                              GERALD STEVENS, INC.

                           Current Report on Form 8-K


                                  Exhibit Index
                                  -------------


Exhibit No.               Description
-----------               -----------

    99.1 Monthly Financial Report For Business (excluding attachments) for the period beginning June 1, 2001 and ending June 30, 2001, and for the period beginning April 23, 2001 and ending June 30, 2001

    99.2                   Press release dated July 10, 2001